Impairment Expense	12 Months Ended
Dec. 31, 2011
IMPAIRMENT EXPENSE

20. IMPAIRMENT EXPENSE

Asset Impairment

Asset impairment expense for the year ended December 31, 2011 consisted of:

2011
(in millions)
Wind turbines & deposits	$116
Tisza II	52
Kelanitissa	42
Other	15
Total	$225

Wind Turbines & Deposits—During the third quarter of 2011, the Company evaluated the future use of certain wind turbines held in storage pending their installation. Due to reduced wind turbine market pricing and advances in turbine technology, the Company determined it was more likely than not that the turbines would be sold significantly before the end of their previously estimated useful lives. In addition, the Company has concluded that more likely than not non-refundable deposits it had made in prior years to a turbine manufacturer for the purchase of wind turbines are not recoverable. The Company determined it was more likely than not that it would not proceed with the purchase of turbines due to the availability of more advanced and lower cost turbines in the market. These developments were more likely than not as of September 30, 2011 and as a result were considered impairment indicators and the Company determined that an impairment had occurred as of September 30, 2011 as the aggregate carrying amount of $161 million of these assets was not recoverable and was reduced to their estimated fair value of $45 million determined under the market approach. This resulted in asset impairment expense of $116 million. Wind Generation is reported in the Corporate and Other segment. In January 2012, the Company forfeited the deposits for which a full impairment charge was recognized in the third quarter of 2011, and there is no obligation for further payments under the related turbine supply agreement. Additionally, the Company sold some of the turbines held in storage during the fourth quarter of 2011 and is continuing to evaluate the future use of the turbines held in storage. The Company determined it is more likely than not that they will be sold, however they are not being actively marketed for sale at this time as the Company is reconsidering the potential use of the turbines in light of recent development activity at one of its advance stage development projects. It is reasonably possible that the turbines could incur further loss in value due to changing market conditions and advances in technology.

Tisza II ―During the fourth quarter of 2011, Tisza II, a 900 MW gas and oil-fired generation plant in Hungary entered into annual negotiations with its offtaker. As a result of these negotiations, as well as the further deterioration of the economic environment in Hungary, the Company determined that an indicator of impairment existed at December 31, 2011. Thus, the Company performed an asset impairment test and determined that based on the undiscounted cash flow analysis, the carrying amount of Tisza II asset group was not recoverable. The fair value of the asset group was then determined using a discounted cash flow analysis. The carrying value of the Tisza II asset group of $94 million exceeded the fair value of $42 million resulting in the recognition of asset impairment expense of $52 million during the three months ended December 31, 2011. Tisza II is reported in the Europe Generation reportable segment.

Kelanitissa— In 2011, the Company recognized asset impairment expense of $42 million for the long-lived assets of Kelanitissa, our diesel-fired generation plant in Sri Lanka. We have continued to evaluate the recoverability of our long-lived assets at Kelanitissa as a result of both the existing government regulation which may require the government to acquire an ownership interest and the current expectation of future losses. Our evaluation indicated that the long-lived assets were no longer recoverable and, accordingly, they were written down to their estimated fair value of $24 million based on a discounted cash flow analysis. The long-lived assets had a carrying amount of $66 million prior to the recognition of asset impairment expense. Kelanitissa is a Build-operate-transfer (BOT) generation facility and payments under its PPA are scheduled to decline over the PPA term. It is possible that further impairment charges may be required in the future as Kelanitissa gets closer to the BOT date. Kelanitissa is reported in the Asia Generation reportable segment.

Asset impairment expense for the year ended December 31, 2010 consisted of:

2010
(in millions)
Southland (Huntington Beach)	$200
Tisza II	85
Deepwater	79
Other	25
Total	$389

Southland—In September 2010, a new environmental policy on the use of ocean water to cool generation facilities was issued in California that requires generation plants to comply with the policy by December 31, 2020 and would require significant capital expenditure or plants' shutdown. The Company's Huntington Beach gas-fired generation facility in California, which is part of AES' Southland business, was impacted by the new policy. The Company performed an asset impairment test and determined the fair value of the asset group using a discounted cash flow analysis. The carrying value of the asset group of $288 million exceeded the fair value of $88 million resulting in the recognition of asset impairment expense of $200 million for the year ended December 31, 2010. Southland is reported in the North America Generation reportable segment.

Tisza II—During the third quarter of 2010, the Company entered into annual negotiations with the offtaker of Tisza II. As a result of these preliminary negotiations, as well as the further deterioration of the economic environment in Hungary, the Company determined that an indicator of impairment existed at September 30, 2010. Thus, the Company performed an asset impairment test and determined that based on the undiscounted cash flow analysis, the carrying amount of the Tisza II asset group was not recoverable. The fair value of the asset group was then determined using a discounted cash flow analysis. The carrying value of the Tisza II asset group of $160 million exceeded the fair value of $75 million resulting in the recognition of asset impairment expense of $85 million during the year ended December 31, 2010.

Deepwater—In 2010, Deepwater, our 160 MW petcoke-fired merchant power plant located in Texas, experienced deteriorating market conditions due to increasing petcoke prices and diminishing power prices. As a result, Deepwater incurred operating losses and was shut down from time to time to avoid negative operating margin. In the fourth quarter of 2010, management concluded that, on an undiscounted cash flow basis, the carrying amount of the asset group was no longer recoverable. The fair value of Deepwater was determined using a discounted cash flow analysis and $79 million of impairment expense was recognized. Deepwater is reported in the North America Generation reportable segment.

Asset impairment expense for the year ended December 31, 2009 consisted of:

2009
(in millions)
Piabanha	$11
Other	9
Total	$20

During the fourth quarter of 2009, the Company recognized a pre-tax long-lived asset impairment charge of $11 million related to the Company's Piabanha hydro project in Brazil. The Company determined that the carrying value exceeded the future discounted cash flows and abandoned the project. Piabanha is reported in the Company's Latin America Generation segment.